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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 15, 1999



                           METRO-GOLDWYN-MAYER INC.
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                         1-13481                         95-4605850
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer Identification
 of Incorporation)                                                           No.)


        2500 Broadway Street                                           90404
      Santa Monica, California                                      (Zip Code)
(Address of Principal Executive Offices)


      Registrant's telephone number, including area code: (310) 449-3000

                                     None
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     On March 15, 1999, the Company issued the press release attached hereto as
Exhibit 20.1, which is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:




Exhibit No.            Description
-----------            -----------

20.1                   Press Release of Metro-Goldwyn-Mayer Inc., dated March
                       15, 1999.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          METRO-GOLDWYN-MAYER INC.

Dated:  March 16, 1999                    By:  /s/  Daniel J. Taylor
                                             ---------------------------------
                                             Daniel J. Taylor,
                                             Senior Executive Vice President and
                                             Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

20.1                   Press Release of Metro-Goldwyn-Mayer Inc., dated March
                       15, 1999.